                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Global Total Return
                                                  Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 2020 Calamos Court, Naperville,
                                        Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:  James S. Hamman, Jr., Secretary,
                                        Calamos Advisors LLC
                                        2020 Calamos Court
                                        Naperville, Illinois
                                        60563-2787

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2006

DATE OF REPORTING PERIOD: November 1, 2005 through October 31, 2006

ITEM 1. REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(INSERT FINANCIAL STATEMENTS HERE)

                                    (GRAPHIC)

                   CALAMOS(R) GLOBAL TOTAL RETURN FUND (CGO)

                                                  ANNUAL REPORT OCTOBER 31, 2006

                                                   (CALAMOS INVESTMENTS(R) LOGO)

Managing Your Calamos Funds Investments

CALAMOS INVESTMENTS offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

GO PAPERLESS!

SIGN UP FOR E-DELIVERY

It's convenient, it's timely and it helps reduce mailbox clutter.

You can view shareholder communications, including fund prospectuses, annual reports and proxy statements online long before the printed publications would have arrived by traditional mail.

Simply visit WWW.CALAMOS.COM and sign up for e-delivery.

STAY CONNECTED @ CALAMOS.COM

Visit WWW.CALAMOS.COM for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE

800.823.7386 Through a single toll-free number, Calamos 24-hour shareholder assistance is fast and easy.

               -    Get fund prices and account balances

               -    Review recent transactions

               -    Order statements, literature and more

PERSONAL ASSISTANCE

800.582.6959 Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

               We encourage you to talk to your financial advisor to determine how CALAMOS INVESTMENTS can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

Table of Contents

Letter to Shareholders ....................................................    1
Economic and Market Review ................................................    3
Investment Team Interview .................................................    4
Schedule of Investments ...................................................    9
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   15
Statements of Changes In Net Assets .......................................   16
Notes to Financial Statements .............................................   17
Financial Highlights ......................................................   23
Report of Independent Registered Public Accounting Firm ...................   24
Tax Information ...........................................................   25
Trustee Approval of Management Agreement ..................................   26
Trustees & Officers .......................................................   29
Other Information .........................................................   31
About Closed-End Funds ....................................................   33
Leverage ..................................................................   34
Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan ...   35
The Calamos Investments Advantage .........................................   36
Calamos Closed-End Funds ..................................................   37

Letter to Shareholders

(PHOTO OF JOHN P. CALAMOS, SR.)

Dear Fellow Shareholders:

We are pleased to submit to you our annual report for the year ended October 31, 2006. As always, we value and look forward to the opportunity to communicate with you.

At CALAMOS INVESTMENTS, we view our communication with you as vitally important, so we encourage you to review this report carefully. Inside, you will find investment team commentary, share price and NAV performance, fund sector allocation, fund holdings and financial highlights regarding your Calamos closed-end fund. We hope that you find this report both informative and relevant to your investment needs, and we welcome your feedback.

For information about your fund throughout the year, we invite you to visit our website at www.calamos.com. There, you can find the most up-to-date fund information. To help you interpret the big picture, we also post monthly manager commentaries, which provide our latest economic and market outlook.

It has been an exciting year for the CALAMOS INVESTMENTS closed-end funds. All four funds delivered strong performance while continuing to provide a stable monthly distribution to shareholders. In fact, strong performance by the Global Total Return Fund (the "Fund") portfolio allowed us to raise its monthly distribution during the period by 17%. Taking a defensive approach to global growth, the Fund seeks to participate in long-term upward trends of the global equity markets but with the added benefit--and potential downside protection--of a stable monthly distribution. By combining equities, convertible bonds and higher-yielding corporate securities from around the globe, the Fund has the potential to generate capital gains as well as income, taking advantage of its flexibility to manage risk and reward over the course of the global economy's cycle. For the 12-month period ended October 31, 2006, the Fund delivered an NAV return of 20.77% and a market price return of 10.19%.

At Calamos, one of our key tenets is to maximize risk-adjusted return. One way to improve total return is to reduce expenses, and one way you can help us reduce expenses is to sign up for e-delivery by visiting our website and clicking on the "Go Paperless!" link. By doing so, you will be able to view important shareholder communications online--including fund prospectuses, shareholder reports and proxy statements--long before the printed publications would have arrived by traditional mail.

We are firm believers in remaining positioned for the long term and have long recognized the impossibility of predicting the exact timing of market shifts. Accordingly, we continue to position our portfolios ahead of events and market turns rather than trying to chase them. Based on our view that the economy is in a period of mid-cycle slowdown, which we explain at greater length in the "Economic and Market Review" that follows, we are emphasizing investments in companies with quality characteristics--such as low debt, high return on invested capital, capable management and well-planned business strategies.


                                                     Global Total Return Fund
                                         Letter to Shareholders ANNUAL REPORT  1

Letter to Shareholders

If you have any questions regarding your investment, you can contact your financial advisor or contact a Calamos Client Service Representative at 800.582.6959, Monday through Friday, 8:00 a.m. to 6:00 p.m. (Central time).

As always, we thank you for your continued trust and the opportunity to help you achieve your financial goals.

                                        Sincerely,


                                        /s/ JOHN P. CALAMOS, SR.
                                        ----------------------------------------
                                        JOHN P. CALAMOS, SR.
                                        Chairman, CEO and Co-CIO Calamos
                                        Advisors LLC

This report is presented for informational purposes and should not be considered investment advice.


   Global Total Return Fund
2  ANNUAL REPORT Letter to Shareholders

Economic and Market Review

     For the latest market and economic outlook, please visit our website at www.calamos.com and select the "Individual Investors" button.

Mid-cycle slowdowns are typically characterized by a number of factors, most of which are present today:

-    An end to Fed rate hikes

-    Moderation of energy prices

-    Slowing in the housing market

-    Increasing market volatility

-    Moderation of consumer spending

-    Declining commodity prices

Historically, mid-cycle slowdowns have been accompanied by a shift in market leadership from cyclical investments to growth-oriented investments. Across the Calamos Funds, we are favoring companies we believe have good prospects for sustainable growth and reduced sensitivity to the economy. Our investment discipline and outlook have led us to a number of traditional large-cap growth companies trading at prices we believe are very attractive relative to the broad market and historical values.

This report is presented for informational purposes and should not be considered investment advice.

During the 12-month period ended October 31, 2006, market participants found themselves distracted by crosscurrents of economic data. In the United States, declines in gross domestic product growth, sliding home prices and rising--though modest--inflation troubled investors. Yet, there was better news as well. The Fed paused its rate tightening in August, improving sentiment somewhat. And despite OPEC's decision to reduce oil supplies, gasoline prices dropped. Furthermore, corporate earnings and balance sheets remained strong.

Broadly, stocks advanced in the U.S. market, with the S&P 500 Index(1) rising 16.34% for the 12-month period. This solid return was achieved at a pace that was far from consistent. After a slow summer, a substantial portion of the S&P 500 Index's performance was earned during the final three months of the period. And, not all stocks were equally rewarded, as growth-oriented stocks trailed value and cyclical issues.

International stocks performed with even greater strength and the MSCI EAFE(R) Index(2) gained 28.04% for the 12-month period. Meanwhile, convertible securities and high-yield issues participated in the rise of the equity markets. The Value Line Convertible Index(3) returned 10.43% for the 12-month period and the CS High Yield Index(4) returned 10.29% for the 12-month period.

We believe the U.S. economy--while remaining fundamentally strong--is in the midst of a mid-cycle slowdown. The current environment draws parallels to other mid-cycle slowdowns, including those of the mid-1960s, mid-1980s, and mid-1990s. In each of these periods, the Fed initiated an interest rate tightening campaign that caused a slowdown, first in the investment markets and then in the economy as reflected by waning gross domestic product (GDP) growth. Although no one can predict where a change in the economy will occur, each of these past economic slowdowns was followed by a solid upswing in the markets driven by securities in traditional, stable-growth companies. Accordingly, we believe that the current mid-cycle slowdown can bring considerable opportunity for long-term investors such as ourselves.

Although we do believe the U.S. economy is in the middle of a slowdown, we do not believe a recession is imminent. With three consecutive pauses, we believe the Fed is near or at the end of its tightening phase, and this could serve as a catalyst for stronger growth going forward. Even though gross domestic product growth has declined from the levels achieved during the economic expansion, we believe growth remains respectable and is consistent with what we expect in a period of mid-cycle slowdown. Moreover, our constructive outlook is supported by the current strength in corporate balance sheets and earnings. And, with corporations having cash to spend, we believe that corporate spending will provide the fuel for economic growth. While gasoline prices remain high, they have dropped considerably; this decline, along with increases to wages, could spur increased consumer spending, which we believe will remain helpful for the economy.

As always, we are firm believers in remaining positioned for the long term and we have long recognized the impossibility of predicting the exact timing of market shifts. And, as always, we continue to position our portfolios ahead of events and market turns rather than trying to chase them. Based on our view that the economy is in a period of mid-cycle slowdown, we're emphasizing investments in companies with higher-quality characteristics such as low debt, high return on invested capital, capable management and well-planned business strategies.


                                                     Global Total Return Fund
                                     Economic and Market Review ANNUAL REPORT  3

Investment Team Interview

In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers, John P. Calamos, Sr. and Nick P. Calamos, discusses the Fund's market environment, performance and positioning during the 12-month period ended October 31, 2006.

AVERAGE ANNUAL TOTAL RETURN*

COMMON SHARES - INCEPTION 10/27/05

                              SINCE
                 1 YEAR   INCEPTION **
                 ------   ------------
On Share Price   10.19%      10.04%
On NAV           20.77       20.17

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**   Annualized since inception.

Q. HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

A. As you know, Calamos Global Total Return Fund (CGO) seeks to offer investors a defensive means to participate in the broad global equity market, an opportunity for significant long-term total return, and the benefit of an attractive monthly distribution. By dynamically blending global equities, global convertibles and high-yield corporate securities, the Fund has the potential to generate capital gains as well as income, using its flexibility to help manage risk and reward across the vast global economy. Because convertible and high-yield securities tend to follow the movements of their companies' equity counterparts more than traditional fixed-income securities, the Fund can be viewed as having substantial equity sensitivity, yet with a significant income component. In effect, the Fund seeks to participate in the long-term upward trend of the global growth story by taking advantage of opportunities resulting from globalization, democratization, and new technologies. In addition, the Fund offers the added benefit--and potential downside protection--of a level monthly distribution.

By blending the three asset classes, the Fund seeks to provide better downside risk than a pure-stock portfolio; yet over the past 12 months, the Fund also delivered performance comparable to the all-equity MSCI World Index.(5) The Fund returned 20.77% based on net asset value (NAV) during the period, whereas the MSCI World Index gained 21.91%. Based on its market price, the Fund's total return increased 10.19% for the period, which means the Fund's market price traded at a discount to its strong-performing NAV (discussed on the following pages). The Fund's robust performance allowed for an increase in its monthly distribution during the period by 17% to $0.0875 per share, which equates to a 6.72% annualized distribution based on the closing market price on October 31, 2006.


   Global Total Return Fund
4  ANNUAL REPORT Investment Team Interview

Investment Team Interview

DISTRIBUTION HISTORY (LATEST 12 MONTHS)

DATE PAID   PER SHARE
---------   ---------
October      $0.0875
September     0.0875
August        0.0875
July          0.0875
June          0.0875
May           0.0750
April         0.0750
March         0.0750
February      0.0750
January       0.1000
December          NA+
November          NA

Monthly distributions are from net investment income, short-term gains, and/or long-term capital gains. For more details please go to the Tax Centers located at www.calamos.com.

+    Inception 10/27/05.

                                   ----------

SINCE INCEPTION NAV AND MARKET PRICE HISTORY

                               (PERFORMANCE GRAPH)

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
10/27/2005   14.325   15.000
10/28/2005   14.290   15.010
10/31/2005   14.290   15.000
 11/1/2005   14.290   15.010
 11/2/2005   14.310   15.010
 11/3/2005   14.350   15.000
 11/4/2005   14.350   15.010
 11/7/2005   14.370   15.000
 11/8/2005   14.340   15.000
 11/9/2005   14.350   15.010
11/10/2005   14.360   15.000
11/11/2005   14.390   15.000
11/14/2005   14.360   15.000
11/15/2005   14.350   15.010
11/16/2005   14.340   15.010
11/17/2005   14.410   15.000
11/18/2005   14.490   15.000
11/21/2005   14.540   15.000
11/22/2005   14.540   13.850
11/23/2005   14.590   13.450
11/25/2005   14.580   13.400
11/28/2005   14.540   13.430
11/29/2005   14.530   13.350
11/30/2005   14.500   13.350
 12/1/2005   14.610   13.220
 12/2/2005   14.680   13.400
 12/5/2005   14.680   13.360
 12/6/2005   14.710   13.370
 12/7/2005   14.690   13.450
 12/8/2005   14.680   13.300
 12/9/2005   14.720   13.310
12/12/2005   14.770   13.430
12/13/2005   14.820   13.580

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
12/14/2005   14.870   13.450
12/15/2005   14.810   13.320
12/16/2005   14.830   13.370
12/19/2005   14.860   13.450
12/20/2005   14.850   13.700
12/21/2005   14.900   13.860
12/22/2005   14.920   13.900
12/23/2005   14.920   13.600
12/27/2005   14.880   13.460
12/28/2005   14.830   13.700
12/29/2005   14.850   13.720
12/30/2005   14.830   14.170
  1/3/2006   15.020   14.160
  1/4/2006   15.140   14.210
  1/5/2006   15.040   14.140
  1/6/2006   15.150   14.330
  1/9/2006   15.190   14.320
 1/10/2006   15.140   14.320
 1/11/2006   15.220   14.560
 1/12/2006   15.150   14.450
 1/13/2006   15.210   14.350
 1/17/2006   15.130   14.300
 1/18/2006   15.010   14.300
 1/19/2006   15.230   14.220
 1/20/2006   15.130   14.300
 1/23/2006   15.200   14.270
 1/24/2006   15.250   14.340
 1/25/2006   15.300   14.300
 1/26/2006   15.370   14.120
 1/27/2006   15.450   14.260
 1/30/2006   15.450   14.300
 1/31/2006   15.500   14.360
  2/1/2006   15.520   14.310
  2/2/2006   15.450   14.190
  2/3/2006   15.330   14.240
  2/6/2006   15.350   14.290
  2/7/2006   15.230   14.230
  2/8/2006   15.250   14.200
  2/9/2006   15.300   14.180
 2/10/2006   15.250   14.150
 2/13/2006   15.150   14.200
 2/14/2006   15.270   14.230
 2/15/2006   15.290   14.200
 2/16/2006   15.350   14.240

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 2/17/2006   15.350   14.220
 2/21/2006   15.410   14.450
 2/22/2006   15.460   14.400
 2/23/2006   15.460   14.300
 2/24/2006   15.490   14.210
 2/27/2006   15.520   14.450
 2/28/2006   15.450   14.440
  3/1/2006   15.500   14.550
  3/2/2006   15.550   14.420
  3/3/2006   15.520   14.480
  3/6/2006   15.430   14.260
  3/7/2006   15.190   14.300
  3/8/2006   15.170   14.290
  3/9/2006   15.120   14.650
 3/10/2006   15.190   14.350
 3/13/2006   15.330   14.150
 3/14/2006   15.430   14.350
 3/15/2006   15.540   14.440
 3/16/2006   15.640   14.400
 3/17/2006   15.630   14.460
 3/20/2006   15.630   14.430
 3/21/2006   15.540   14.400
 3/22/2006   15.640   14.480
 3/23/2006   15.580   14.450
 3/24/2006   15.660   14.450
 3/27/2006   15.680   14.500
 3/28/2006   15.550   14.500
 3/29/2006   15.640   14.480
 3/30/2006   15.760   14.590
 3/31/2006   15.720   14.700
  4/3/2006   15.810   14.680
  4/4/2006   15.960   14.630
  4/5/2006   16.130   14.500
  4/6/2006   16.210   14.540
  4/7/2006   16.040   14.360
 4/10/2006   16.040   14.430
 4/11/2006   15.940   14.240
 4/12/2006   15.910   14.180
 4/13/2006   15.900   14.100
 4/17/2006   16.020   14.180
 4/18/2006   16.260   14.420
 4/19/2006   16.410   14.370
 4/20/2006   16.390   14.420
 4/21/2006   16.440   14.240

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 4/24/2006   16.400   14.460
 4/25/2006   16.310   14.300
 4/26/2006   16.410   14.250
 4/27/2006   16.440   14.370
 4/28/2006   16.510   14.440
  5/1/2006   16.500   14.370
  5/2/2006   16.620   14.400
  5/3/2006   16.660   14.400
  5/4/2006   16.740   14.480
  5/5/2006   16.880   14.540
  5/8/2006   16.890   14.840
  5/9/2006   16.820   14.940
 5/10/2006   16.850   14.930
 5/11/2006   16.770   14.870
 5/12/2006   16.540   14.750
 5/15/2006   16.240   14.610
 5/16/2006   16.210   14.660
 5/17/2006   15.840   14.640
 5/18/2006   15.710   14.790
 5/19/2006   15.710   14.630
 5/22/2006   15.360   14.250
 5/23/2006   15.470   14.260
 5/24/2006   15.360   14.000
 5/25/2006   15.490   14.110
 5/26/2006   15.720   14.220
 5/30/2006   15.600   14.180
 5/31/2006   15.600   14.160
  6/1/2006   15.710   14.300
  6/2/2006   15.800   14.550
  6/5/2006   15.640   14.630
  6/6/2006   15.410   14.800
  6/7/2006   15.150   14.600
  6/8/2006   14.730   14.340
  6/9/2006   14.740   14.550
 6/12/2006   14.570   14.330
 6/13/2006   14.140   13.990
 6/14/2006   14.260   13.780
 6/15/2006   14.720   13.870
 6/16/2006   14.700   13.940
 6/19/2006   14.600   14.120
 6/20/2006   14.540   14.110
 6/21/2006   14.660   14.070
 6/22/2006   14.650   14.100
 6/23/2006   14.580   14.250

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 6/26/2006   14.640   14.200
 6/27/2006   14.530   14.260
 6/28/2006   14.560   14.270
 6/29/2006   14.970   14.490
 6/30/2006   15.130   14.700
  7/3/2006   15.350   14.590
  7/5/2006   15.140   14.550
  7/6/2006   15.270   14.690
  7/7/2006   15.230   14.680
 7/10/2006   15.240   14.800
 7/11/2006   15.190   14.550
 7/12/2006   15.080   14.760
 7/13/2006   14.860   14.750
 7/14/2006   14.730   14.560
 7/17/2006   14.540   14.650
 7/18/2006   14.620   14.470
 7/19/2006   14.930   14.520
 7/20/2006   14.930   14.840
 7/21/2006   14.840   14.810
 7/24/2006   15.070   14.650
 7/25/2006   15.210   14.750
 7/26/2006   15.330   14.820
 7/27/2006   15.410   15.000
 7/28/2006   15.560   14.990
 7/31/2006   15.570   15.010
  8/1/2006   15.510   14.940
  8/2/2006   15.560   14.970
  8/3/2006   15.550   15.310
  8/4/2006   15.570   15.150
  8/7/2006   15.520   15.050
  8/8/2006   15.530   15.060
  8/9/2006   15.430   14.950
 8/10/2006   15.450   14.950
 8/11/2006   15.400   15.080
 8/14/2006   15.480   15.050
 8/15/2006   15.640   15.260
 8/16/2006   15.850   15.610
 8/17/2006   15.850   15.540
 8/18/2006   15.820   15.560
 8/21/2006   15.810   15.510
 8/22/2006   15.810   15.330
 8/23/2006   15.730   15.280
 8/24/2006   15.670   15.250
 8/25/2006   15.680   15.300

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
 8/28/2006   15.750   15.440
 8/29/2006   15.850   15.480
 8/30/2006   15.840   15.500
 8/31/2006   15.850   15.430
  9/1/2006   15.940   15.300
  9/5/2006   16.080   15.500
  9/6/2006   15.900   15.550
  9/7/2006   15.660   15.450
  9/8/2006   15.680   15.300
 9/11/2006   15.550   15.490
 9/12/2006   15.680   15.410
 9/13/2006   15.740   15.510
 9/14/2006   15.720   15.390
 9/15/2006   15.660   15.570
 9/18/2006   15.640   15.510
 9/19/2006   15.610   15.250
 9/20/2006   15.630   15.080
 9/21/2006   15.620   15.140
 9/22/2006   15.560   15.210
 9/25/2006   15.560   15.240
 9/26/2006   15.600   15.250
 9/27/2006   15.730   15.180
 9/28/2006   15.780   15.380
 9/29/2006   15.730   15.240
 10/2/2006   15.740   15.330
 10/3/2006   15.690   15.460
 10/4/2006   15.770   15.720
 10/5/2006   15.870   15.550
 10/6/2006   15.800   15.410
 10/9/2006   15.830   15.540
10/10/2006   15.850   15.550
10/11/2006   15.840   15.700
10/12/2006   15.990   15.680
10/13/2006   16.060   15.800
10/16/2006   16.130   15.880
10/17/2006   16.070   15.700
10/18/2006   16.110   15.660
10/19/2006   16.130   15.710
10/20/2006   16.150   15.800
10/23/2006   16.120   15.800
10/24/2006   16.170   15.630
10/25/2006   16.240   15.730
10/26/2006   16.320   15.710
10/27/2006   16.230   15.650

        GLOBAL TOTAL
         RETURN FUND
----------------------------
   Date        NAV    Market
----------   ------   ------
10/30/2006   16.230   15.660
10/31/2006   16.310   15.620

Q. WHY DIDN'T THE CGO MARKET PRICE REFLECT THE STRONG PERFORMANCE OF THE PORTFOLIO'S NAV?

A. We believe that the Fund's discount presents an opportunity for investors. While attention tends to be given to a fund's current distribution rate, we view CGO's capital gain potential along with its attractive annualized distribution rate as a significant advantage versus portfolios that seek solely income. This capital gains potential is a hallmark of the CGO strategy and, in our opinion, has been undervalued by the marketplace. With this potential, we give up a small degree of income to increase the portfolio's capacity for solid capital gains. Although this approach means that our monthly distribution rate may be lower than that of income-only vehicles, the portfolio offers significantly more opportunity to garner upside potential from the stocks of companies based around the world and includes a distribution significantly higher than the dividend rates of equities.

Q. WHAT MAJOR DEVELOPMENTS OCCURRED WITH THE ECONOMY AND MARKET, AND HOW DID THESE FACTORS AFFECT THE FUND?

A. Rising short-term U.S. interest rates were the big story through the first half of 2006 and had a moderate impact on the Fund's cost of leverage. Many closed-end funds leverage the portfolio by borrowing funds at short-term rates. As short-term interest rates rise, this increases the cost of leverage and can impact the yield and total return of the portfolio. Of course the news everyone had been waiting for arrived in August when the Fed elected to hold the line on the federal funds rate at 5.25%, then left it untouched in subsequent FOMC meetings during the period.


                                                     Global Total Return Fund
                                      Investment Team Interview ANNUAL REPORT  5

Investment Team Interview

10-YEAR TREASURY FOR THE PERIOD ENDED OCTOBER 31, 2006

                               (PERFORMANCE GRAPH)

                                10 YEAR TREASURY

Date         Market
----         ------
10/31/2005    4.57%
     11/05    4.49%
     12/05    4.39%
      1/06    4.53%
      2/06    4.55%
      3/06    4.86%
      4/06    5.07%
      5/06    5.12%
      6/06    5.15%
      7/06    4.99%
      8/06    4.74%
      9/06    4.64%
     10/06    4.61%

Long-term interest rates also rose over the period, with the yield on the 10-year Treasury moving from 4.57% at the beginning of the period to 5.15% in June 2006 before falling off in the third calendar quarter. Rising long-term interest rates tend to negatively affect traditional high-quality fixed-income securities. As noted above, this portfolio combines global equity, high-yield corporate bonds and convertible bonds that tend to be more economically sensitive and much less interest-rate sensitive. This was demonstrated by the Fund's positive performance over the period as the portfolio benefited from continued global economic expansion and a rising equity market.

After a challenging second quarter, international markets swung into positive territory for the third quarter, with the MSCI EAFE(R) Index returning 3.99% and the MSCI Emerging Markets Index6 returning 5.01%. Most developed and many emerging international markets posted positive returns, with some of the strongest performers being Spain and Switzerland (developed markets), and India, China and Mexico (emerging markets).

However, we believe the U.S. economy is in the midst of a mid-cycle slowdown--and we think this will lead a slowdown in the global economy. Using history as a framework for our current thinking, we believe this mid-cycle slowdown will resemble those of 1965, 1985-86 and 1995. Each of those periods was preceded by U.S. Fed tightening that seemed to be either early or directed at excess building in the markets. In each case, the market was a leading indicator, reacting to the slowdown before the gross domestic product (GDP) reflected it; and in each case, we saw a solid upswing in the markets in the midst of mid-cycle economic slowdowns.

One significant change that has taken place in past mid-cycle slowdowns has been a shift from a pro-cyclical market to a more growth-oriented market. During the periods mentioned above, after leading in the early phase of the bull market, value and cyclical stocks were replaced by more traditional and stable growth stocks in the next phase.


   Global Total Return Fund
6  ANNUAL REPORT Investment Team Interview

                                                       Investment Team Interview

                                   (PIE CHART)

FUND ASSET ALLOCATION

SHORT TERM INVESTMENTS         0.3%
HIGH YIELD/ CORPORATE BONDS   28.3%
CONVERTIBLE SECURITIES        17.2%
COMMON STOCKS                 54.2%

Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

SECTOR ALLOCATION

Financials               22.3%
Industrials              17.9
Consumer Discretionary   14.5
Information Technology   12.6
Energy                   10.5
Consumer Staples          7.8
Health Care               6.2
Materials                 3.6
Telecommunication
   Services               3.4
Utilities                 1.9

Sector allocations are based on net assets and may vary over time.

QUALITY ALLOCATION

Weighted Average
   Credit Quality          BB+
AAA                       0.0%
AA                        5.1
A                         6.2
BBB                       4.9
BB                       12.5
B                        42.0
CCC or below              9.5
Not rated                19.8

Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor's Corporation or Moody's Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities and cash.

Q. HOW WAS THE FUND POSITIONED THIS PAST YEAR, AND DID THIS POSITIONING HELP?

A. During the reporting period, the portfolio's gains were the result of proper positioning within asset categories, regional allocation and security selection based on our long-term outlook. Each of the Fund's asset classes--global common stocks, global convertible securities, and high-yield bonds--posted positive returns. During the period, we made no dramatic shifts in asset classes weighting, and at period end, equities represented approximately 54% of assets, high-yield, 28% and convertibles, 17%. Less than half of the portfolio was invested in the United States, with the next largest allocations going to the United Kingdom, Australia and Japan. Overall, performance during the period was helped by the Fund's equity sensitivity, reflected in its stock and convertible security allocations.

From a sector perspective, all 10 of the portfolio's major sector allocations garnered strong double-digit returns, with the industrials, financials, information technology and health care sectors leading the charge. Our selection among larger-cap securities also proved advantageous.

During the period, the Fund expanded its use of a covered call strategy. This strategy enables CGO to generate income from option premiums by writing (selling) options. As of fiscal year-end, the Fund covered approximately 33% of the portfolio's managed assets.

Q. WHAT HELD BACK PERFORMANCE?

A. While the portfolio's high-yield and convertible securities did post positive returns, they lagged equities during the period. Over a full market cycle, however, we expect that the combination of asset classes within this portfolio should provide investors with a higher yield and attractive risk/reward balance relative to the broad equity-only market. Based on this belief, we did not make significant shifts in asset-class weightings during the period.

Security selection within the energy sector, though positive, also dampened relative performance during the period.

Q. WHAT IS YOUR OUTLOOK IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE PORTFOLIO ACCORDINGLY?

A. As mentioned, we believe the United States is in the midst of a mid-cycle slowdown, and as such, we are favoring higher-quality, larger-cap securities. In our view, these securities will gain a stronger footing as the market begins to shift--as has occurred in past mid-cycle slowdowns--from a value- to a growth-orientation. On a much broader scale, we believe the global economy is in good shape, and we are looking for many of the same qualities in businesses globally as we are domestically, including strong top-line growth, high return on invested capital, low debt-to-capital, good valuations and reliable cash flow; we believe these types of companies hold the most promise during this phase of the market cycle.


                                                     Global Total Return Fund
                                      Investment Team Interview ANNUAL REPORT  7

Investment Team Interview

In our assessment of investing opportunities around the world, we continue to follow trends we believe will have an increasing influence in the global economic landscape, such as the growing role of the emerging-market consumer and the move toward outsourcing of labor to foreign countries. Within developed markets, we've increased our allocations in Asia.

In particular, we added to Japan, based on our belief that the economic and market landscape there remains favorable. Before he stepped down in September, Prime Minister Koizumi set into motion broad economic reforms, and we believe that these will continue to benefit the Japanese markets. Deflationary trends finally seem to have dissipated, and consumer trends are gaining strength. We are, however, closely monitoring the country's new prime minister, Shinzo Abe, to ensure his economic policies support continued growth.

In emerging markets, we're favoring emerging Asia and emerging Europe; we also hold positions in Mexico. In contrast, we are avoiding investment in other parts of Latin America, where the direction of many countries' economic policies concerns us. In our modest emerging markets' stake, we continue to focus on companies that are global leaders--those that are being driven by the global economy rather than a single local economy. We believe that this is a more prudent approach, both in terms of risk management and growth potential.

We believe convertible bonds continue to offer an attractive risk/reward balance for investors. With regard to our convertible holdings, we favor hybrid, equity-sensitive convertibles, so that we can continue to participate in any upward movement of the stock market. Here, too, the emphasis is on higher-quality, sustainable-growth companies. At the same time, we have reduced our allocation to cyclicals, such as energy, industrials and materials; we believe businesses that owe their growth to volatile commodity prices or to strong recovery-level growth in the GDP pose a higher risk today.

Selective opportunities in the high-yield market could also benefit the portfolio. While the high-yield market looks fairly valued, we continue to seek attractive opportunities. The performance of high-yield bonds typically tracks more closely to the performance of the underlying issuer than it does to interest rates. The Fund is designed to take advantage of this equity sensitivity, relying on our superior research to determine the financial strength and prospects of issuing companies.

Q. ANY FINAL THOUGHTS FOR INVESTORS?

A. We are firm believers in remaining positioned for the long term and have long recognized the impossibility of predicting the exact timing of market shifts. Accordingly, we continue to attempt to position our portfolios ahead of events and market turns, rather than trying to chase them. Based on our economic outlook, we continue to emphasize investments in companies with quality hallmarks--such as strong balance sheets, capable management and well-planned business strategies. We have found many opportunities to invest in these companies at what we believe are very attractive prices. We thank you for your continued support and look forward to helping you attain your financial goals.

(1) The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper Analytical Services.

(2) The MSCI EAFE(R) Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper Analytical Services.

(3) The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market.
     Source: Russell/Mellon Analytical Services LLC.

(4) The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.

(5) The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper Analytical Services.

(6) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of 25 emerging market country indices. Source: MSCI Barra.


   Global Total Return Fund
8  ANNUAL REPORT Investment Team Interview

Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
CORPORATE BONDS (41.5%)
                  CONSUMER DISCRETIONARY (11.0%)
$ 2,500,000       Asbury Automotive Group, Inc.<>
                  9.000%, 06/15/12                                $    2,600,000
  2,250,000       Beazer Homes USA, Inc.<>
                  8.375%, 04/15/12                                     2,311,875
  1,300,000       DIRECTV Financing Company, Inc.<>
                  8.375%, 03/15/13                                     1,355,250
  1,800,000       GameStop Corp.@
                  8.000%, 10/01/12                                     1,876,500
  1,000,000       General Motors Corp.
                  7.200%, 01/15/11                                       937,500
  1,875,000       Goodyear Tire & Rubber Company@
                  7.857%, 08/15/11                                     1,823,437
    350,000       Jarden Corp.@
                  9.750%, 05/01/12                                       371,875
  2,325,000       NCL Holding, ASA
                  10.625%, 07/15/14                                    2,278,500
    825,000       Warner Music Group
                  7.375%, 04/15/14                                       810,563
                                                                  --------------
                                                                      14,365,500
                                                                  --------------
                  CONSUMER STAPLES (3.2%)
  1,500,000       Del Monte Foods Company<>
                  8.625%, 12/15/12                                     1,584,375
  2,250,000       Gold Kist, Inc.
                  10.250%, 03/15/14                                    2,593,125
                                                                  --------------
                                                                       4,177,500
                                                                  --------------
                  ENERGY (3.9%)
  1,000,000       Giant Industries, Inc.@
                  8.000%, 05/15/14                                     1,087,500
  1,300,000       Hanover Compressor Company<>
                  9.000%, 06/01/14                                     1,391,000
  1,700,000       Paramount Resources, Ltd.
                  8.500%, 01/31/13                                     1,710,625
    750,000       Petroleo Brasileiro, SA
                  8.375%, 12/10/18                                       883,125
                                                                  --------------
                                                                       5,072,250
                                                                  --------------
                  FINANCIALS (0.4%)
    500,000       E*TRADE Financial, Corp.
                  7.875%, 12/01/15                                       531,250
                                                                  --------------
                  HEALTH CARE (0.7%)
  1,000,000       Tenet Healthcare Corp.
                  9.250%, 02/01/15                                       953,750
                                                                  --------------
                  INDUSTRIALS (10.7%)
  2,225,000       Accuride Corp.<>
                  8.500%, 02/01/15                                     2,169,375
  1,730,000       Columbus McKinnon Corp.<>
                  8.875%, 11/01/13                                     1,812,175

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
$ 1,750,000       Commercial Vehicle Group, Inc.
                  8.000%, 07/01/13                                $    1,706,250
  1,700,000       General Cable Corp.
                  9.500%, 11/15/10                                     1,819,000
  2,200,000       Greenbrier Companies, Inc.<>
                  8.375%, 05/15/15                                     2,238,500
  1,800,000       H&E Equipment Service, Inc.*<>
                  8.375%, 07/15/16                                     1,867,500
  1,750,000       Orbital Sciences Corp.<>
                  9.000%, 07/15/11                                     1,865,937
    500,000       Sequa Corp.
                  8.875%, 04/01/08                                       521,250
                                                                  --------------
                                                                      13,999,987
                                                                  --------------
                  INFORMATION TECHNOLOGY (3.7%)
    900,000       Avago Technologies*@
                  11.875%, 12/01/15                                      994,500
  1,000,000       Ipayment Inc.*@
                  9.750%, 05/15/14                                     1,032,500
  2,700,000       SunGard Data Systems, Inc.<>
                  9.125%, 08/15/13                                     2,814,750
                                                                  --------------
                                                                       4,841,750
                                                                  --------------
                  MATERIALS (2.3%)
    900,000 EUR   Ineos Group Holdings, PLC*
                  7.875%, 02/15/16                                     1,104,159
  1,000,000       Polyone Corp.@
                  8.875%, 05/01/12                                     1,020,000
    900,000       U.S. Concrete, Inc.
                  8.375%, 04/01/14                                       868,500
                                                                  --------------
                                                                       2,992,659
                                                                  --------------
                  TELECOMMUNICATION SERVICES (3.6%)
    900,000       Citizens Communications Company@
                  9.000%, 08/15/31                                       982,125
    500,000       Leap Wireless International, Inc.*@
                  9.375%, 11/01/14                                       512,500
  2,250,000       Sprint Nextel Corporation<>
                  11.000%, 07/31/10                                    2,455,751
    750,000       Windstream Corp.*
                  8.625%, 08/01/16                                       812,813
                                                                  --------------
                                                                       4,763,189
                                                                  --------------
                  UTILITIES (2.0%)
    750,000       Edison International
                  7.730%, 06/15/09                                       783,750
  1,600,000       PSEG Energy Holdings, Inc.
                  10.000%, 10/01/09                                    1,760,000
                                                                  --------------
                                                                       2,543,750
                                                                  --------------
                  TOTAL CORPORATE BONDS
                  (Cost $53,606,358)                                  54,241,585
                                                                  ==============

               See accompanying Notes to Schedule of Investments.


                                                     Global Total Return Fund
                                        Schedule of Investments ANNUAL REPORT  9

Schedule of Investments

OCTOBER 31, 2006

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
CONVERTIBLE BONDS (11.8%)
                  CONSUMER DISCRETIONARY (5.1%)
$ 1,500,000       General Motors Corp.
                  6.250%, 07/15/33                                $    1,424,400
  1,500,000 GBP   Punch Taverns Redwood Jersey Co., Ltd.
                  5.000%, 12/14/10                                     3,230,332
 14,000,000 ZAR   Steinhoff International Holdings, Ltd.
                  5.700%, 07/31/13                                     2,007,466
                                                                  --------------
                                                                       6,662,198
                                                                  --------------
                  FINANCIALS (0.9%)
  1,000,000       Deutsche Bank Luxembourg, SA
                  (USA Interactive)*++&
                  5.689%, 05/01/12                                     1,206,800
                                                                  --------------
                  HEALTH CARE (2.6%)
  1,300,000       Advanced Medical Optics, Inc.*<>
                  3.250%, 08/01/26                                     1,272,375
    210,000       Valeant Pharmaceuticals International
                  3.000%, 08/16/10                                       201,337
  1,700,000        Wyeth++<>
                  5.109%, 01/15/24                                     1,861,840
                                                                  --------------
                                                                       3,335,552
                                                                  --------------
                  INDUSTRIALS (1.0%)
  1,175,000       Quanta Services, Inc.*<>
                  3.750%, 04/30/26                                     1,282,219
                                                                  --------------
                  INFORMATION TECHNOLOGY (1.1%)
  1,000,000       DST Systems, Inc.
                  4.125%, 08/15/23                                     1,382,500
                                                                  --------------
                  MATERIALS (1.1%)
 10,000,000 ZAR   Harmony Gold Mining Company, Ltd.
                  4.875%, 05/21/09                                     1,481,419
                                                                  --------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost $14,930,141)                                  15,350,688
                                                                  ==============

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
CONVERTIBLE PREFERRED STOCKS (13.5%)
                  CONSUMER DISCRETIONARY (2.4%)
     90,000       Ford Motor Company Capital Trust II<>
                  6.500%                                               3,100,500
                                                                  --------------
                  FINANCIALS (8.5%)
        550       Fortis Insurance, NV (Assurant, Inc.)*<>&
                  7.750%                                                 749,815
    101,000       Lehman Brothers Holdings, Inc.
                  (General Mills, Inc.)<>&
                  6.250%                                               2,777,500
     32,000       MetLife, Inc.<>
                  6.375%                                                 947,840
     22,000       Morgan Stanley (Nuveen Investments, Inc.)<>&
                  5.875%                                                 960,300

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
     44,000       National Australia Bank, Ltd.<>
                  7.875%                                          $    2,105,400
     42,000 CHF   Swiss Re
                  6.000%                                               3,490,418
                                                                  --------------
                                                                      11,031,273
                                                                  --------------
                  INDUSTRIALS (2.6%)
    900,000 GBP   BAE Systems, PLC
                  7.750%                                               3,443,564
                                                                  --------------
                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                  (Cost $15,724,663)                              $   17,575,337
                                                                  ==============

COMMON STOCKS (79.5%)
                  CONSUMER DISCRETIONARY (2.6%)
     20,000 EUR   Industria de Diseno Textil, SA                         955,550
      3,500 EUR   PUMA AG Rudolf Dassler Sport                         1,243,018
    340,000 ZAR   Truworths International, Ltd.                        1,188,094
                                                                  --------------
                                                                       3,386,662
                                                                  --------------
                  CONSUMER STAPLES (8.1%)
    140,000 GBP   British American Tobacco, PLC                        3,812,851
    300,000 MXN   Grupo Modelo, S.A. de CV                             1,450,502
      5,500 CHF   Nestle Holdings, Inc.                                1,879,433
     54,000       Reynolds American, Inc.@<>                           3,410,640
                                                                  --------------
                                                                      10,553,426
                                                                  --------------
                  ENERGY (11.3%)
     30,000       Chevron Corp.<>                                      2,016,000
    121,000 EUR   ENI S.p.A.                                           3,660,204
    132,000 EUR   Motor Oil (Hellas) Corinth Refineries, SA            3,386,075
     20,000 EUR   OMV, AG                                              1,086,498
     42,000       PetroChina Company, Ltd.<>                           4,636,380
                                                                  --------------
                                                                      14,785,157
                                                                  --------------
                  FINANCIALS (22.6%)
    140,000 AUD   Australian Stock Exchange, Ltd.#                     3,839,657
    205,000 JPY   Daiwa Securities Group, Inc.                         2,317,844
     27,600 EUR   EFG Eurobank Ergasias                                  917,402
      7,000       Goldman Sachs Group, Inc.<>                          1,328,530
    365,000 GBP   Investc, PLC                                         3,684,781
     40,000       J.P. Morgan Chase & Company<>                        1,897,600
      1,200 CHF   Liechtensteinische Landesbank, AG                      954,425
     43,000 AUD   Macquarie Bank, Ltd.                                 2,478,532
     60,000 JPY   Nikko Cordial Corp.                                    716,249
    240,000 AUD   QBE Insurance Group, Ltd.                            4,586,131
  1,500,000 SGD   Singapore Exchange, Ltd.                             4,326,924
     59,000       Washington Mutual, Inc.<>                            2,495,700
                                                                  --------------
                                                                      29,543,775
                                                                  --------------

               See accompanying Notes to Schedule of Investments.


    Global Total Return Fund
10  ANNUAL REPORT Schedule of Investments

                                                         Schedule of Investments

OCTOBER 31, 2006

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
                  HEALTH CARE (5.8%)
     21,000 AUD   CSL, Ltd.                                       $      910,855
     80,000       Merck & Company, Inc.<>                              3,633,600
     72,000       Pfizer, Inc.<>                                       1,918,800
      6,000 CHF   Roche Holding, AG                                    1,050,533
                                                                  --------------
                                                                       7,513,788
                                                                  --------------
                  INDUSTRIALS (11.6%)
    170,000 SEK   Alfa Laval AB                                        6,280,927
      9,000       Boeing Company<>                                       718,740
     11,000 JPY   FANUC, Ltd.#                                           954,280
     70,000 JPY   Komatsu, Ltd.                                        1,259,546
    190,000 AUD   Leighton Holdings, Ltd.                              3,124,674
    225,000 GBP   Rolls-Royce Group, PLC#                              2,013,945
     23,000 NOK   Veidekke ASA                                           774,879
                                                                  --------------
                                                                      15,126,991
                                                                  --------------
                  INFORMATION TECHNOLOGY (13.5%)
     85,000 GBP   CSR, PLC#                                            1,226,944
     47,000 JPY   HOYA Corp.                                           1,816,033
     90,000       Infosys Technologies, Ltd.<>                         4,689,000
     60,000       Microsoft Corp.                                      1,722,600
    190,000 EUR   Nokia Corp.                                          3,776,587
    175,000 ZAR   Reunert, Ltd.                                        1,875,883
    270,000 JPY   Toshiba Corp.                                        1,703,955
    170,000 HKD   VTech Holdings, Ltd.                                   853,047
                                                                  --------------
                                                                      17,664,049
                                                                  --------------
                  MATERIALS (1.9%)
     33,000 CAD   Teck Cominco, Ltd.                                   2,429,120
                                                                  --------------
                  TELECOMMUNICATION SERVICES (1.2%)
     38,000       America Movil, S.A. de C.V.<>                        1,629,060
                                                                  --------------
                  UTILITIES (0.9%)
     45,000 GBP   Scottish & Southern Energy                           1,128,942
                                                                  --------------
                  TOTAL COMMON STOCKS
                  (Cost $88,182,070)                                 103,760,970
                                                                  ==============

 NUMBER OF
 CONTRACTS                                                             VALUE
-----------                                                       --------------
PUT OPTIONS (0.0%)
                  FINANCIALS (0.0%)
        688       SPDR Trust Series 1
                  Put, 03/17/07, $126.00
                  (Cost $162,024)                                         58,480
                                                                  --------------

 PRINCIPAL
   AMOUNT                                                              VALUE
-----------                                                       --------------
SHORT-TERM INVESTMENT (0.3%)
                  COMMERCIAL PAPER (0.3%)
$   361,000       Citigroup, Inc.
                  5.230%, 11/01/06
                  (Cost $361,000)                                 $      361,000
                                                                  --------------


 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES ON LOAN (8.5%)
 11,148,000       Bank of New York Institutional
                  Cash Reserve Fund
                  current rate 5.389%
                  (Cost $11,148,000)                                  11,148,000
                                                                  --------------
TOTAL INVESTMENTS (155.1%)
(Cost $184,114,256)                                                  202,496,060
                                                                  ==============

 NUMBER OF
 CONTRACTS                                                             VALUE
-----------                                                       --------------
WRITTEN OPTIONS (-2.5%)
                  FINANCIALS (-2.5%)
                  iShares MSCI EAFE Index Fund
      2,900       Call, 12/16/06, Strike $68.00                         (957,000)
      1,300       Call, 12/16/06, Strike $64.00                         (884,000)
        900       Call, 01/20/07, Strike $69.00                         (229,500)
        750       Call, 01/20/07, Strike $68.00                         (247,500)
        300       Call, 12/16/06, Strike $69.00                          (74,250)
                  SPDR Trust Series 1
        850       Call, 12/16/06, Strike $133.00                        (527,000)
        350       Call, 03/17/07, Strike $135.00                        (238,000)
        100       Call, 12/16/06, Strike $135.00                         (45,000)
        100       Call, 03/17/07, Strike $139.00                         (41,000)
                                                                  --------------
                  TOTAL WRITTEN OPTIONS
                  (Premium $1,441,680)                                (3,243,250)
                                                                  ==============
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-8.6%)                    (11,148,000)
OTHER ASSETS, LESS LIABILITIES (1.2%)                                  1,539,515
                                                                  --------------
PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS
PAYABLE (-45.2%)                                                     (59,056,215)
                                                                  --------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)             $  130,588,110
                                                                  ==============

               See accompanying Notes to Schedule of Investments.


                                                    Global Total Return Fund
                                       Schedule of Investments ANNUAL REPORT  11

Schedule of Investments

OCTOBER 31, 2006

NOTES TO SCHEDULE OF INVESTMENTS

Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At October 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $8,280,587 or 6.3% of net assets.

@    Security, or portion of security, is on loan.

#    Non-income producing security.

++ Variable rate or step bond security. The interest rate shown is the rate in effect at October 31, 2006.

<>   Security or portion of security position is held in a segregated account as collateral for written options aggregating a total market value of $65,699,049.

& Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR European Monetary Unit
GBP British Pound Sterling
HKD Hong Kong Dollar
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
SEK Swedish Krona
SGD Singapore Dollar
ZAR South African Rand

               See accompanying Notes to Schedule of Investments.


    Global Total Return Fund
12  ANNUAL REPORT Schedule of Investments

                                                         Schedule of Investments

OCTOBER 31, 2006

COUNTRY ALLOCATION

COUNTRY          % OF PORTFOLIO
-------          --------------
United States         43.9%
United Kingdom         9.9
Australia              9.1
Japan                  4.7
South Africa           3.5
Switzerland            3.4
Sweden                 3.3
India                  2.5
China                  2.5
Singapore              2.3
Greece                 2.3
Canada                 2.2
Finland                2.0
Italy                  1.9
Bermuda                1.7
Mexico                 1.6
Germany                0.7
Austria                0.6
Spain                  0.5
Liechtenstein          0.5
Brazil                 0.5
Norway                 0.4
Totals:              100.0%

Country allocations are classified according to country of risk and are based on the percentage of portfolio and may vary over time.

                 See accompanying Notes to Financial Statements.


                                                    Global Total Return Fund
                                       Schedule of Investments ANNUAL REPORT  13

Statement of Assets and Liabilities

OCTOBER 31, 2006

ASSETS
Investments, at value* (cost $184,114,256)                          $202,496,060
Accrued interest and dividends receivables                             1,816,959
Prepaid expenses                                                          13,847
Other assets                                                               7,841
                                                                    ------------
         Total assets                                                204,334,707
                                                                    ------------
LIABILITIES
Payables:
   Due to custodian                                                          703
   Options written, at value (premium $1,441,680)                      3,243,250
   Cash collateral for securities on loan                             11,148,000
   Offering and organizational fees                                       50,758
   Affiliates:
      Investment advisory fees                                           158,782
      Deferred compensation to Trustees                                    7,841
      Financial accounting fees                                            1,798
      Trustee fees and officer compensation                                2,294
Accounts payable and accrued liabilities                                  76,956
                                                                    ------------
         Total liabilities                                            14,690,382
                                                                    ------------
PREFERRED SHARES
$25,000 liquidation value per share applicable to 2,360 shares,
   including dividends payable                                        59,056,215
                                                                    ------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS               $130,588,110
                                                                    ============
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 8,006,981
   shares issued and outstanding                                    $113,591,761
Undistributed net investment income (loss)                               481,284
Accumulated net realized gain (loss) on investments, written
   options, and foreign currency transactions                            (70,201)
Net unrealized appreciation (depreciation) on investments,
   written options, and foreign currency translations                 16,585,266
                                                                    ------------
         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS               $130,588,110
                                                                    ============
Net asset value per common share based on 8,006,981 shares issued
   and outstanding                                                  $      16.31
                                                                    ============

*    Including securities on loan with a value of $10,701,330.

                 See accompanying Notes to Financial Statements.


   Global Total Return Fund
14 ANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME
Interest                                                             $ 5,424,749
Dividends (net of foreign taxes withheld of $114,291)                  3,515,334
Securities lending income                                                 33,538
                                                                     -----------
      Total investment income                                          8,973,621
                                                                     ===========
EXPENSES
Investment advisory fees                                               1,715,361
Financial accounting fees                                                 19,404
Auction agent and rating agency fees                                     144,248
Custodian fees                                                            53,720
Printing and mailing fees                                                 41,536
Transfer agent fees                                                       31,362
Audit and legal fees                                                      28,747
Registration fees                                                         23,207
Trustees' fees and officer compensation                                   17,229
Accounting fees                                                           14,191
Other                                                                     10,945
                                                                     -----------
      Total expenses                                                   2,099,950
      Less earnings credit                                                (4,524)
                                                                     ===========
      Net expenses                                                     2,095,426
                                                                     ===========
      NET INVESTMENT INCOME (LOSS)                                     6,878,195
                                                                     ===========
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN
   OPTIONS, AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
   Investments                                                         1,908,358
   Written options                                                       469,773
   Foreign currency transactions                                         191,727
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                        18,381,804
   Written options                                                    (1,801,570)
   Foreign currency translations                                           5,032
                                                                     -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
         WRITTEN OPTIONS, AND FOREIGN CURRENCY                        19,155,124
                                                                     ===========
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
         OPERATIONS                                                   26,033,319
                                                                     ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income                                                 (2,331,114)
                                                                     -----------
      NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
         SHAREHOLDERS RESULTING FROM OPERATIONS                      $23,702,205
                                                                     ===========

                 See accompanying Notes to Financial Statements.


                                                    Global Total Return Fund
                                       Statement of Operations ANNUAL REPORT  15

Statements of Changes in Net Assets

                                                                Year Ended    Period Ended
                                                                October 31,    October 31,
                                                                   2006           2005*
                                                               ------------   ------------
OPERATIONS
Net investment income (loss)                                   $  6,878,195   $    (20,861)
Net realized gain (loss) from investments, written options,
   and foreign currency transactions                              2,569,858             --
Change in net unrealized appreciation/depreciation on
   investments, written options, and foreign currency
   translations                                                  16,585,266             --
Distributions to preferred shareholders from
   Net investment income                                         (2,331,114)            --
                                                               ------------   ------------
   Net increase (decrease) in net assets applicable to
      common shareholders resulting from operations              23,702,205        (20,861)
                                                               ------------   ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income                                            (5,173,457)            --
Capital gains                                                    (1,532,399)            --
                                                               ------------   ------------
Net decrease in net assets from distributions to common
   shareholders                                                  (6,705,856)            --
                                                               ------------   ------------
CAPITAL STOCK TRANSACTIONS
Proceeds from initial offering                                           --    114,700,000
Offering costs on common shares                                          --       (240,209)
Offering costs on preferred shares                                 (847,169)            --
                                                               ------------   ------------
Net increase (decrease) in net assets from capital stock
   transactions                                                    (847,169)   114,459,791
                                                               ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS                                                  16,149,180    114,438,930
                                                               ------------   ------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period                                             114,438,930             --
                                                               ------------   ------------
End of period                                                  $130,588,110   $114,438,930
                                                               ============   ============
Undistributed net investment income (loss)                     $    481,284   $         --

*    The Fund commenced operations on October 27, 2005.

                 See accompanying Notes to Financial Statements.


    Global Total Return Fund
16  ANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Global Total Return Fund (the "Fund") was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

PORTFOLIO VALUATION. Calamos Advisors LLC ("Calamos Advisors") values the Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its NAV. Securities traded in the over-the-counter ("OTC") market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their pricing time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.


                                                    Global Total Return Fund
                                 Notes to Financial Statements ANNUAL REPORT  17

Notes to Financial Statements

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily


    Global Total Return Fund
18  ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NEW ACCOUNTING PRONOUNCEMENTS. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund's financial statements has not yet been determined.

In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements and their disclosures and its impact has not yet been determined.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC, the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets, and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation "combined assets" means the total of the average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

The Fund reimburses the advisor for a portion of compensation paid to the Fund's Chief Compliance Officer. This compensation is reported as part of "Trustees' fees and officer compensation" expenses on the Statement of Operations.

Included in the statement of operations under the caption "Earnings credit" is an expense offset of $4,524, arising from credits on cash balances maintained on deposit.

Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated Trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.


                                                    Global Total Return Fund
                                 Notes to Financial Statements ANNUAL REPORT  19

Notes to Financial Statements

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $7,841 is included in "Other assets" on the Statement of Assets and Liabilities at October 31, 2006. The Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included on the Statement of Assets and Liabilities as a payable for "Deferred compensation to Trustees" at October 31, 2006.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term investments for the year ended October 31, 2006 were as follows:

Purchases             $224,535,227
Proceeds from sales     55,826,686

The following information is presented on an income tax basis as of October 31, 2006. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for Federal income tax purposes at October 31, 2006 was as follows:

Cost basis of investments                    $184,396,804
                                             ------------
Gross unrealized appreciation                  23,193,721
Gross unrealized depreciation                  (5,094,465)
                                             ------------
Net unrealized appreciation (depreciation)   $ 18,099,256
                                             ============

NOTE 4 - INCOME TAXES

For the year ended October 31, 2006, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital                                        $        --
Undistributed net investment income (loss)               1,107,660
Accumulated net realized gain/(loss) on investments,
   written options and foreign currency transactions    (1,107,660)

Distributions during the fiscal year ended October 31, 2006 and 2005 were characterized for Federal income tax purposes as follows:

                              2006      2005*
                           ----------   -----
DISTRIBUTIONS PAID FROM:
Ordinary income            $8,980,754    $--
Long-term capital gains            --     --

*    The Fund commenced operations on October 27, 2005.


    Global Total Return Fund
20  ANNUAL REPORT Notes to Financial Statements

                                                   Notes to Financial Statements

As of October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income                  $    666,274
Undistributed capital gains                          90,955
                                               ------------
Total undistributed earnings                        757,229
Accumulated capital and other losses                     --
Net unrealized gains/(losses)                    16,302,718
                                               ------------
Total accumulated earnings/(losses)              17,059,947
Other                                               (63,598)
Paid-in capital                                 113,591,761
                                               ------------
Net assets applicable to common shareholders   $130,588,110
                                               ============

NOTE 5 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 8,006,981 shares outstanding at October 31, 2006. Calamos Advisors owned 7,387 of the outstanding shares at October 31, 2006. Transactions in common shares were as follows:

                                                   FOR THE            FOR THE
                                                 YEAR ENDED        PERIOD ENDED
                                              OCTOBER 31, 2006   OCTOBER 31, 2005
                                              ----------------   ----------------
Beginning shares                                  8,006,981                 --
Shares sold                                              --          8,006,981
                                                  ---------          ---------
Ending shares                                     8,006,981          8,006,981
                                                  =========          =========

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2006.

NOTE 7 - SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.


                                                    Global Total Return Fund
                                 Notes to Financial Statements ANNUAL REPORT  21

Notes to Financial Statements

NOTE 8 - WRITTEN OPTIONS TRANSACTIONS

The Fund may engage in options transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. Transactions in options written during the year ended October 31, 2006 were as follows:

                                          NUMBER OF     PREMIUMS
                                          CONTRACTS     RECEIVED
                                          ---------   -----------
Options outstanding at October 31, 2005        --     $        --
Options written                            16,460       3,520,583
Options closed                             (8,910)     (2,078,903)
                                           ------     -----------
Options outstanding at October 31, 2006     7,550     $ 1,441,680
                                           ======     ===========

NOTE 9 - PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,360 shares of Preferred Shares outstanding consist of one series, 2,360 shares of T. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.10% to 5.21% for the period from January 6, 2006 through October 31, 2006. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common stock, when the respective classes vote alone.

NOTE 10 - SECURITIES LENDING

During the year ended October 31, 2006, the Fund loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors LLC and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At October 31, 2006, the Fund had securities valued at $10,701,330 that were on loan to broker-dealers and banks and $11,148,000 in cash or cash equivalent collateral.


    Global Total Return Fund
22  ANNUAL REPORT Notes to Financial Statements

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                      October 27,
                                                                          For the        2005*
                                                                         Year Ended     through
                                                                        October 31,   October 31,
                                                                            2006          2005
                                                                        -----------   -----------
Net asset value, beginning of period                                      $  14.29    $  14.32(a)
Income from investment operations:
   Net investment income (loss)                                               0.86          --(b)
   Net realized and unrealized gain (loss) from investments, written
      options, and foreign currency                                           2.40          --
Distributions to preferred shareholders from:
   Net investment income (common share equivalent basis)                     (0.29)         --
Total from investment operations                                              2.97          --
Less distributions to common shareholders from:
   Net investment income                                                     (0.65)         --
   Capital gains                                                             (0.19)         --
Capital charge resulting from issuance of common and preferred shares        (0.11)      (0.03)
Net asset value, end of period                                            $  16.31    $  14.29
Market value, end of period                                               $  15.62    $  15.00
Total investment return based on(c):
   Net asset value                                                           20.77%      (0.24)%
   Market value                                                              10.19%       0.00%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period
   (000's omitted)                                                        $130,588    $114,439
Preferred shares, at redemption value ($25,000 per share liquidation
   preference) (000's omitted)                                            $ 59,000    $     --
Ratios to average net assets applicable to common shareholders:
   Net expenses(d)(e)                                                         1.70%       1.33%
   Gross expenses prior to waiver of expenses by the advisor and
      earnings credits                                                        1.70%       3.37%
   Net investment income (loss)(d)(e)                                         5.57%      (1.33)%
   Preferred share distributions                                              1.89%       0.00%
   Net investment income (loss), net of preferred share distributions         3.68%       0.00%
Portfolio turnover rate                                                         32%          0%
Average commission rate paid                                              $ 0.0258    $     --
Asset coverage per preferred share, at end of period(f)                   $ 80,358    $     --

*    Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)  Amount equated to less than $0.005 per common share.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)  Annualized for periods less than one year.

(e)  Does not reflect the effect of dividend payments to Preferred Shareholders.

(f) Calculated by subtracting the Fund's total liabilities (not including Preferred Shares) from the Fund's total assets and dividing this by the number of Preferred Shares outstanding.


                                                    Global Total Return Fund
                                          Financial Highlights ANNUAL REPORT  23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CALAMOS Global Total Return Fund

We have audited the accompanying statement of assets and liabilities of CALAMOS Global Total Return Fund (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, and statement of changes in net assets and the financial highlights for the year then ended and for the period from October 27, 2005 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 27, 2005 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
December 19, 2006


    Global Total Return Fund
24  ANNUAL REPORT Report of Independent Registered Public Accounting Firm

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code
(Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $2,846,481 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2006.

Under Section 854(b)(2) of the Code, the Fund hereby designates 6.69% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2006.


                                                    Global Total Return Fund
                                               Tax Information ANNUAL REPORT  25

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of the Fund oversees the Fund's management, and, as required by law, determines annually whether to continue the Fund's management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager for the Fund.

In connection with their most recent consideration regarding the continuation of that agreement, the Trustees received and reviewed information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel and discussed with representatives of Calamos Advisors the Fund's operations and the nature and quality of the advisory and other services provided by Calamos Advisors to the Fund. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the management agreement. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting on June 29, 2006, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved continuation of the management agreement through August 1, 2007, subject to earlier termination as provided in the agreement.

In considering the continuation of the management agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees' determinations. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the management agreement are discussed separately below.

NATURE, QUALITY AND EXTENT OF SERVICES

The Trustees reviewed the nature, extent and quality of Calamos Advisors' services to the Fund, taking into account the Fund's investment objective and strategy and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed Calamos Advisors' resources and key personnel, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided by Calamos Advisors to the Fund were appropriate and consistent with the terms of the management agreement, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Fund was likely to benefit from the continued provision of those services. They also concluded that Calamos Advisors had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

PERFORMANCE

The Trustees considered the Fund's performance results over various time periods. They reviewed information comparing the performance of the Fund with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. The Trustees heard from representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper materials and answered questions from the Trustees. The Trustees also noted that the Fund had less than three years of performance data, and thus did not have a long-term performance record. The Trustees concluded that the Fund's operating history was too short a period to allow for a meaningful performance comparison.


    Global Total Return Fund
26  ANNUAL REPORT Trustee Approval of Management Agreement

                            Trustee Approval of Management Agreement (unaudited)

COSTS OF SERVICES AND PROFITS REALIZED BY CALAMOS ADVISORS

The Trustees examined information on the Fund's fees and expenses in comparison to information for other comparable funds as provided by Lipper. The Trustees noted that, although the Fund's contractual rate of management fees was greater than the median management fees of the Lipper peer group, the Fund's overall expense ratio was comparable to that of its peer group.

The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees reviewed information on the profitability of Calamos Advisors in serving as the Fund's investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors' parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors regarding the Fund in relation to the services rendered was not unreasonable.

The Trustees also reviewed Calamos Advisors' management fees for its institutional separate accounts and for its subadvised funds (for which Calamos Advisors provides portfolio management services only), as well as managed fees for secondary accounts. Although in most instances its sub-advisory fees, and in many instances its institutional separate accounts fees, for various investment strategies are lower than the management fees charged to the Fund, the Trustees noted that Calamos Advisors performs significant additional services for the Fund that it does not provide to those other clients, including administrative services, oversight of the Fund's other service providers, trustee support, regulatory compliance and numerous other services. Finally, the Trustees considered Calamos Advisors' financial condition, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by the Fund to Calamos Advisors and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that the Fund's overall expense ratio was reasonable, taking into account the quality of services provided by Calamos Advisors and the Fund's investment performance.

ECONOMIES OF SCALE

In reviewing the Fund's fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund's fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

OTHER BENEFITS TO CALAMOS ADVISORS

The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefor, the Fund and Calamos Advisors may potentially benefit from their relationship with each other in other ways. The Trustees considered Calamos Advisors' use of commissions paid by the Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Calamos Advisors. The Trustees concluded that Calamos Advisors' use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and is beneficial to the Fund. They concluded that, although Calamos Advisors


                                                    Global Total Return Fund
                      Trustee Approval of Management Agreement ANNUAL REPORT  27

Trustee Approval of Management Agreement (unaudited)

derives or may derive additional benefits through the use of soft dollars from the Fund's portfolio transactions, the Fund also benefits from the receipt of research products and services acquired through commissions paid on the portfolio transactions of other clients of Calamos Advisors. They also concluded that the Fund's success could attract other business to Calamos Advisors or its other funds and that Calamos Advisors' success could enhance its ability to serve the Fund.

After full consideration of the above factors as well as other factors that were instructive in analyzing continuation of the management agreement for the one-year period ending August 1, 2007, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with Calamos Advisors was in the best interest of the Fund and its shareholders.


    Global Total Return Fund
28  ANNUAL REPORT Trustee Approval of Management Agreement

Trustees & Officers (unaudited)

The management of the Trust+, including general supervision of duties performed for the Fund under the Investment Management Agreement, is the responsibility of its board of trustees.

The following table sets forth, as of October 31, 2006 each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which the trustee first became a trustee of the Trust.

                                    POSITION(S) HELD            NUMBER OF PORTFOLIOS
NAME AND AGE AT                 WITH TRUST AND DATE FIRST         IN FUND COMPLEX@           PRINCIPAL OCCUPATION(S) DURING
OCTOBER 31, 2006             ELECTED OR APPOINTED TO OFFICE      OVERSEEN BY TRUSTEE    PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
----------------           ----------------------------------   --------------------  --------------------------------------------
TRUSTEES WHO ARE INTERESTED PERSONS OF TRUST:
John P. Calamos, Sr., 66*  Trustee and President (since 2004)            15           Chairman, CEO, and Co-Chief Investment
                                                                                      Officer, Calamos Asset Management, Inc.
                                                                                      ("CAM"), Calamos Holdings LLC ("CHLLC") and
                                                                                      Calamos Advisors LLC and its predecessor
                                                                                      ("Calamos Advisors"), and President and
                                                                                      Co-Chief Investment Officer, Calamos
                                                                                      Financial Services LLC and its predecessor
                                                                                      ("CFS"); Director, CAM

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF TRUST:
Joe F. Hanauer, 69         Trustee (since 2004)                          15           Private investor; Director, MAF Bancorp
                                                                                      (bank holding company); Chairman and
                                                                                      Director, Move, Inc., (Internet provider of
                                                                                      real estate information and products);
                                                                                      Director, Combined Investments, L.P.
                                                                                      (investment management)

Weston W. Marsh, 56        Trustee (since 2004)                          15           Of Counsel, and formerly, Partner, Freeborn
                                                                                      & Peters (law firm)

John E. Neal, 56           Trustee (since 2004)                          15           Private investor; Managing Director, Banc
                                                                                      One Capital Markets, Inc. (investment
                                                                                      banking) (2000-2004); Director, The Brickman
                                                                                      Group, Ltd. (landscaping company); Director,
                                                                                      Equity Residential (publicly-owned REIT);
                                                                                      Director, Ranir LLC (Oral products company);
                                                                                      Director, CBA Commercial (commercial
                                                                                      mortgage securitization company); Partner,
                                                                                      Private Perfumary LLC (private label perfume
                                                                                      company); Partner, Linden LLC (health care
                                                                                      private equity)

William R. Rybak, 55       Trustee (since 2004)                          15           Private investor; formerly Executive Vice
                                                                                      President and Chief Financial Officer, Van
                                                                                      Kampen Investments, Inc. and subsidiaries
                                                                                      (investment manager); Director, Howe Barnes
                                                                                      Investments (investment services firm);
                                                                                      Director, Private Bancorp (bank holding
                                                                                      company)

Stephen B. Timbers, 62     Trustee (since 2004);                         15           Private investor; formerly Vice Chairman,
                           Lead Independent                                           Northern Trust Corporation (bank holding
                           Trustee (since 2005)                                       company); President and Chief Executive
                                                                                      Officer, Northern Trust Investments, N.A.
                                                                                      (investment manager); formerly President,
                                                                                      Northern Trust Global Investments, a
                                                                                      division of Northern Trust Corporation and
                                                                                      Executive Vice President, The Northern Trust
                                                                                      Corporation; Director Northern Trust
                                                                                      Securities, Inc.

David D. Tripple, 62       Trustee (since 2006)                          15           Private investor; Trustee, Century Shares
                                                                                      Trust and Century Small Cap Select Fund**;
                                                                                      Pioneer Investment Management, a subsidiary
                                                                                      of UniCredito Italiano (investment advisor);
                                                                                      prior thereto, The Pioneer Group, Inc.
                                                                                      (asset management)

+    The Trust is defined as the CALAMOS Convertible and High Income Fund.

* John P. Calamos is an "interested person" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because he is an affiliate of Calamos Advisors and Calamos Financial Services, LLC.

**   Overseeing two portfolios in fund complex

@ The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund and CALAMOS Global Total Return Fund.


                                                    Global Total Return Fund
                                           Trustees & Officers ANNUAL REPORT  29

Trustees & Officers (unaudited)

OFFICERS. Mr. John Calamos is president of the Trust. The preceding table gives more information about Mr. John Calamos. The following table sets forth as of October 31, 2006 each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became and officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

                                    POSITION(S) HELD
NAME AND AGE AT                 WITH TRUST AND DATE FIRST              PRINCIPAL OCCUPATION(S) DURING
OCTOBER 31, 2006             ELECTED OR APPOINTED TO OFFICE       PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
----------------           ----------------------------------   --------------------------------------------
Nimish S. Bhatt, 43        Treasurer (since 2004)               Senior Vice President and Director of
                                                                Operations, CAM, CHLLC, Calamos Advisors and
                                                                CFS (since 2004); Senior Vice President,
                                                                Alternative Investments and Tax Services,
                                                                The BISYS Group, Inc., prior thereto

Nick P. Calamos, 45*       Vice President (since 2004)          Senior Executive Vice President and Co-Chief
                                                                Investment Officer, CAM, CHLLC, Calamos
                                                                Advisors and CFS

Patrick H. Dudasik, 51     Vice President (since 2004)          Executive Vice President, Chief Financial
                                                                Officer and Treasurer, CAM and CHLLC (since
                                                                2004), Calamos Advisors and CFS (since
                                                                2001); Administrative Officer, CAM and CHLLC
                                                                (2004-2005), Calamos Advisors and CFS
                                                                (2001-2005)

James S. Hamman, Jr., 37   Secretary (since 2004)               Executive Vice President, Secretary and
                                                                General Counsel, CAM and CHLLC (since 2004),
                                                                Calamos Advisors and CFS (since 1998); Chief
                                                                Compliance Officer (2004-2005)

Mark Mickey, 55            Chief Compliance Officer             Chief Compliance Officer, Calamos Funds
                           (since 2005)                         (since 2005) and Chief Compliance Officer,
                                                                Calamos Advisors (2005-2006); Director of
                                                                Risk Assessment and Internal Audit, Calamos
                                                                Advisors (2003-2005); President, Mark Mickey
                                                                Consulting (2002- 2003); Executive Vice
                                                                President and Head of Compliance, ABN AMRO,
                                                                Inc., prior thereto

* Mr. Nick Calamos resigned from the board of trustees effective June 28, 2006.

The mailing address of the Trustees and Officers is Calamos Funds; Attn:
Secretary, 2020 Calamos Court, Naperville, IL 60563-2787

PROXY VOTING POLICIES. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800) 582-6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission's website at www.sec.gov.


    Global Total Return Fund
30  ANNUAL REPORT Trustees & Officers

Other Information (unaudited)

CHANGE IN DATE OF 2007 SHAREHOLDER MEETING. The 2007 annual meeting of shareholders of the Fund is expected to be held on June 28, 2007, rather than in March, as it was held in 2006. Any shareholder wishing to submit a proposal for inclusion in the Fund's proxy materials for the 2007 annual meeting must do so not later than February 9, 2007. Any shareholder wishing to submit a proposal in the manner prescribed by Rule 14a-4(c)(1), and therefore outside of the process prescribed by Rule 14a-8, under the Securities Exchange Act of 1934, must submit written notice of such proposal to the Fund not later than April 23, 2007.


                                                    Global Total Return Fund
                                             Other Information ANNUAL REPORT  31

                       This page intentionally left blank.

About Closed-End Funds

WHAT IS A CLOSED-END FUND?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Directors.

ADVANTAGES OF CLOSED-END FUND INVESTING

- DEFINED ASSET POOL ALLOWS EFFICIENT PORTFOLIO MANAGEMENT--Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

- MORE FLEXIBILITY IN THE TIMING AND PRICE OF TRADES--Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

- LOWER EXPENSE RATIOS--The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

- CLOSED-END STRUCTURE MAKES SENSE FOR LESS-LIQUID ASSET CLASSES--A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

- ABILITY TO PUT LEVERAGE TO WORK--Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to "leverage" their investment positions.

-    NO MINIMUM INVESTMENT REQUIREMENTS

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND
Issues new shares on an ongoing basis
Issues one class of shares
Sold at NAV plus any sales charge
Sold through the fund's distributor
Fund redeems shares at NAV calculated at the close of business day

CLOSED-END FUND
Issues a fixed number of shares
Can issue senior securities such as preferred stock and bonds
Price determined by the marketplace
Traded in the secondary market
Fund does not redeem shares


                                                    Global Total Return Fund
                                        About Closed-End Funds ANNUAL REPORT  33

Leverage

USING LEVERAGE TO ENHANCE TOTAL RETURN

Closed-end funds can use leverage which utilizes borrowed money to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.

HIGHLIGHTS ON LEVERAGE

- Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

- In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.

- This portfolio does not have notable sensitivity to rising interest rates. The portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.


    Global Total Return Fund
34  ANNUAL REPORT Leverage

Level Rate Distribution Policy

USING A LEVEL RATE DISTRIBUTION POLICY TO PROMOTE DEPENDABLE INCOME AND TOTAL RETURN

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

MAXIMIZING INVESTMENT WITH AN AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

BENEFITS

- COMPOUNDED GROWTH: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

- POTENTIAL FOR LOWER COMMISSION COSTS: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

- CONVENIENCE: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/cgo.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.


                                                    Global Total Return Fund
     Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan
                                                               ANNUAL REPORT  35

The Calamos Investments Advantage

Calamos' history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, maintaining a balance between risk and reward throughout a market cycle.

DISCIPLINED INVESTMENT PHILOSOPHY AND PROCESS

Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the result is nimble dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.

COMPREHENSIVE RISK MANAGEMENT

Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors' capital over the long term.

PROVEN MANAGEMENT TEAM

The Calamos family of mutual funds benefit from our team's decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.

SOUND PROPRIETARY RESEARCH

Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm's research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.


    Global Total Return Fund
36  ANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds

INTELLIGENT ASSET ALLOCATION IN FOUR DISTINCT CLOSED-END FUNDS

Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to help further diversify your investment portfolio.

Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND (CHI)

                                   (PIE CHART)

SHORT-TERM INVESTMENTS         1.3%
HIGH YIELD/CORPORATE BONDS    54.8%
CONVERTIBLE SECURITIES        42.2%
COMMON STOCKS                  1.7%

FUND PROFILE

PROVIDING ENHANCED FIXED INCOME POTENTIAL

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS CONVERTIBLE AND HIGH INCOME FUND (CHY)

                                   (PIE CHART)

HIGH YIELD/CORPORATE BONDS    58.4%
CONVERTIBLE SECURITIES        39.6%
SHORT-TERM INVESTMENTS         2.0%

FUND PROFILE

PROVIDING ENHANCED FIXED INCOME POTENTIAL

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS STRATEGIC TOTAL RETURN FUND (CSQ)

                                   (PIE CHART)

HIGH YIELD/CORPORATE BONDS    27.4%
CONVERTIBLE SECURITIES        27.5%
COMMON STOCKS                 44.5%
SHORT-TERM INVESTMENTS         0.6%

FUND PROFILE

PROVIDING DEFENSIVE EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

FUND ASSET ALLOCATION AS OF 10/31/06

CALAMOS GLOBAL TOTAL RETURN FUND (CGO)

                                   (PIE CHART)

HIGH YIELD/CORPORATE BONDS    28.3%
CONVERTIBLE SECURITIES        17.2%
COMMON STOCKS                 54.2%
SHORT-TERM INVESTMENTS         0.3%

FUND PROFILE

PROVIDING DEFENSIVE GLOBAL EQUITY

OBJECTIVE: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.


                                                    Global Total Return Fund
                                     Calamos Closed-End Funds  ANNUAL REPORT  37

                          (CALAMOS INVESTMENTS(R) LOGO)

      Calamos Investments | 2020 Calamos Court | Naperville, IL 60563-1463
                        | 800.582.6959 | www.calamos.com

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2006 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn:
Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On April 27, 2006, the Fund submitted a CEO annual certification to the NYSE on which the Fund's chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISOR
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, IL

     (C) 2006 Calamos Holdings LLC. All Rights Reserved.
             Calamos(R), CALAMOS INVESTMENTS(R),
               Strategies for Serious Money(R)
      and the Calamos(R) logo are registered trademarks
                   of Calamos Holdings LLC.                     CGOANR 2706 2006

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) Not applicable.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, Stephen B. Timbers, David D. Tripple and William Rybak. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fee - $15,500 and $33,192 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant; annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - $16,000 and $22,365 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees - $1,500 and $1,649 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

     There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this
Item 4.

(d) All Other Fees - $500 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph
(a)-(c) of this Item 4.

     There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-

(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,
(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the audit committee.

(f) No disclosures are required by this Item 4(f).

(g) $2,000 and $1,649 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser. All of the aggregate fees billed by the principal accountant for non-audit services to the registrant's investment adviser relate to services that began prior to the adoption of rules requiring audit committee pre-approval. However, the registrant's audit committee did approve such non-audit services.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant's audit committee are John E. Neal, Joe F. Hanauer, William R. Rybak, David D. Tripple and Stephen B. Timbers.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Calamos Advisors LLC ("Calamos"). A description of Proxy Voting Policies and Procedures of ("Calamos") are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of October 31, 2006, the registrant is lead by a team of investment professionals, including the following individuals who are responsible for the day-to-day management of the registrant's portfolio ("portfolio managers"):

                         POSITIONS HELD WITH
         NAME               THE REGISTRANT      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------   ---------------------   ----------------------------------------------
*John P. Calamos, Sr.   Trustee and President   Chairman, CEO and Co-Chief Investment Officer,
                        (since 2004)            Calamos Asset Management, Inc. ("CAM"),
                                                Calamos Holdings LLC ("CHLLC") and Calamos
                                                Advisors LLC and its predecessor ("Calamos
                                                Advisors"), and President and Co-Chief
                                                Investment Officer, Calamos Financial Services
                                                LLC and its predecessor ("CFS"); Director, CAM

**Nick P. Calamos       Vice President          Senior Executive Vice President and Co-Chief
                        (since 2004)            Investment Officer, CAM, CHLLC, Calamos
                                                Advisors and CFS

* John P. Calamos, Sr. is an "interested person" of the registrant as defined in the Investment Company Act of 1940.

**   Nick Calamos resigned from the board of trustees effective June 28, 2006.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31,
2006

                               Registered               Other Pooled
                          Investment Companies       Investment Vehicles          Other Accounts
                       -------------------------   ----------------------   -------------------------
                       Accounts       Assets       Accounts      Assets     Accounts       Assets
                       --------   --------------   --------   -----------   --------   --------------
John P. Calamos, Sr.      18      34,272,794,840      3       157,150,982    24,128    10,943,683,684
Nick P. Calamos           18      34,272,794,840      3       157,150,982    24,128    10,943,683,684

NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2006

                               Registered               Other Pooled
                          Investment Companies       Investment Vehicles          Other Accounts
                       -------------------------   ----------------------   -------------------------
                       Accounts       Assets       Accounts      Assets     Accounts       Assets
                       --------   --------------   --------   -----------   --------   --------------
John P. Calamos, Sr.      1        298,575,715         2       95,215,600       1        9,326,764
Nick P. Calamos           1        298,575,715         2       95,215,600       1        9,326,764

The registrant's portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

Other than potential conflicts between investment strategies, the side-by-side management of both the registrant and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the registrant and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the registrant in accordance with the rules promulgated under the Investment Company Act of 1940 and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client's account.

(a)(3) The portfolio managers have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary, a maximum discretionary target bonus and participation in various benefits programs. The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary. Portfolio performance, as measured by risk-adjusted portfolio performance over a rolling three-year period, is utilized to determine the discretionary target bonus. The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program.

(a)(4) As of October 31, 2006, the end of the registrant's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

  PORTFOLIO MANAGER        REGISTRANT
--------------------   -----------------
John P. Calamos, Sr.   Over $1,000,000
Nick P. Calamos              None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                               (C) TOTAL NUMBER OF
                                                                SHARES (OR UNITS)      (D) MAXIMUM NUMBER (OR
                                  (A) TOTAL      (B) AVERAGE    PURCHASED AS PART     APPROXIMATE DOLLAR VALUE)
                                  NUMBER OF       PRICE PAID       OF PUBLICLY        OF SHARES (OR UNITS) THAT
                                 SHARES (OR       PER SHARE     ANNOUNCED PLANS OR   MAY YET BE PURCHASED UNDER
          PERIOD              UNITS) PURCHASED    (OR UNIT)          PROGRAMS           THE PLANS OR PROGRAMS
---------------------------   ----------------   -----------   -------------------   --------------------------
May 1 to May 31                      N/A             N/A               N/A                       N/A
June 1 to June 30                    N/A             N/A               N/A                       N/A
July 1 to July 31                    N/A             N/A               N/A                       N/A
August 1 to August 31                N/A             N/A               N/A                       N/A
September 1 to September 30          N/A             N/A               N/A                       N/A
October 1 to October 31              N/A             N/A               N/A                       N/A
Total                                N/A             N/A               N/A                       N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 26, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: December 26, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 26, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: December 26, 2006